Exhibit 99.2
PARKVALE FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollar amounts in thousands except per share data)
(Unaudited)

	Three months ended		Year ended
	June 30,		June 30,
	2008	2007	2008	2007

Total interest income	$23,557	$24,317	$97,882	$97,260
Total interest expense	13,413	14,476	57,978	58,871

Net interest income	10,144	9,841	39,904	38,389
Provision for loan losses	964	216	2,331	828
Net gain on sale and (writedown) of securities	(2,555)	60	(2,574)	440
Other non-interest income	2,786	2,550	11,026	9,918
Total non-interest expense	7,003	6,896	28,623	28,039

Income before income taxes	2,408	5,339	17,402	19,880
Income tax expense	350	1,723	4,599	6,455

Net income	$2,058	$3,616	$12,803	$13,425

Net income per basic share	$0.38	$0.64	$2.33	$2.37
Net income per diluted share	$0.38	$0.63	$2.31	$2.34
Cash dividends declared per share	$0.22	$0.22	$0.88	$0.82

SELECTED FINANCIAL DATA
(Dollar amounts in thousands except per share data)

	June 30,
	2008	2007

Total assets	$1,851,392	$1,844,231
Savings deposits	1,493,685	1,469,084
Total Loans, net of allowance	1,201,665	1,234,397
Loan loss allowance	15,249	14,189
Nonperforming loans and foreclosed real estate	15,808	6,196
Ratio to total assets	0.85%	0.34%
Allowance for loan losses as a % of gross loans	1.25	1.14
Total shareholders’ equity	$131,631	$129,670
Book value per share	$24.01	$23.10

OTHER SELECTED DATA

	Three Months Ended		Twelve Months Ended
	June 30,		June 30,
	2008	2007	2008	2007

Average yield earned on all interest-earning assets	5.40%	5.64%	5.66%	5.55%
Average rate paid on interest-bearing liabilities	3.16	3.45	3.42	3.44
Average interest rate spread	2.24	2.19	2.24	2.11
Net yield on average interest-earning assets	2.33	2.28	2.31	2.19
Return on average assets	0.44	0.79	0.70	0.73
Return on average equity	6.12	11.18	9.73	10.54
Other non-interest expenses to average assets	1.51	1.51	1.56	1.51

Parkvale Financial Corporation
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollar amounts in thousands except share data)

	June 30,
Assets	2008	2007

Cash and noninterest-earning deposits	$18,692	$31,248
Federal funds sold	86,000	114,000

Cash and cash equivalents	104,692	145,248

Interest-earning deposits in other banks	7,252	4,803
Investment securities available for sale (cost of $34,845 in 2008 and $30,303 in 2007)	31,347	30,580
Investment securities held to maturity (fair value of $383,852 in 2008 and $347,022 in 2007)	413,028	349,363
Loans, net of allowance of $15,249 in 2008 and $14,189 in 2007	1,201,665	1,234,397
Foreclosed real estate, net	3,279	1,857
Office properties and equipment, net	18,851	17,387
Goodwill	25,634	25,634
Intangible assets and deferred charges	4,695	5,604
Prepaid expenses and other assets	40,949	29,358

Total assets	$1,851,392	$1,844,231

Liabilities and Shareholders’ Equity

Liabilities

Deposits	$1,493,685	$1,469,084
Advances from Federal Home Loan Bank	191,430	211,658
Other debt	21,965	13,106
Trust preferred securities	—	7,200
Advance payments from borrowers for taxes and insurance	7,754	7,665
Other liabilities	4,927	5,848

Total liabilities	1,719,761	1,714,561

Shareholders’ Equity

Preferred stock ($1.00 par value; 5,000,000 shares authorized; 0 shares issued)	—	—
Common stock ($1.00 par value; 10,000,000 shares authorized; 6,734,894 shares issued)	6,735	6,735
Additional paid-in capital	4,026	3,717
Treasury stock at cost - 1,253,199 shares in 2008 and 1,122,546 shares in 2007	(26,618)	(22,695)
Accumulated other comprehensive (loss) income	(2,222)	176
Retained earnings	149,710	141,737

Total shareholders’ equity	131,631	129,670

Total liabilities and shareholders’ equity	$1,851,392	$1,844,231

Book value per share	$24.01	$23.10

PARKVALE FINANCIAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollar Amounts in Thousands, except per share data)
(Unaudited)

	Three months ended		Year ended
	June 30,		June 30,
	2008	2007	2008	2007

Interest income:
Loans	$17,337	$18,259	$71,602	$71,935
Investments	5,516	4,663	21,974	19,006
Federal funds sold	704	1395	4,306	6,319

Total interest income	$23,557	$24,317	$97,882	$97,260

Interest expense:
Savings deposits	10,794	11,511	46,722	45,052
Borrowings	2,619	2,800	10,939	11,463
Trust preferred securities	—	165	317	2,356

Total interest expense	13,413	14,476	57,978	58,871

Net interest income	10,144	9,841	39,904	38,389
Provision for loan losses	964	216	2,331	828

Net interest income after provision for losses	9,180	9,625	37,573	37,561

Noninterest Income:
Service charges on deposit accounts	1,750	1,787	6,981	7,004
Other service charges and fees	406	314	1,410	1,209
Net gain on sale and (writedown) of securities	(2,555)	60	(2,574)	440
Other	630	449	2,635	1,705

Total noninterest income	231	2,610	8,452	10,358

Noninterest Expense:
Compensation and employee benefits	4,016	3,883	16,420	15,317
Office occupancy	1,123	1,184	4,540	4,786
Marketing	134	151	577	505
FDIC insurance	41	43	167	178
Office supplies, telephone and postage	437	465	1,851	1,876
Early extinguishment of debt	—	—	62	625
Other	1,252	1,170	5,006	4,752

Total noninterest expense	7,003	6,896	28,623	28,039

Income before income taxes	2,408	5,339	17,402	19,880
Income tax expense	350	1,723	4,599	6,455

Net income	$2,058	$3,616	$12,803	$13,425

Net income per share:
Basic	$0.38	$0.64	$2.33	$2.37
Diluted	$0.38	$0.63	$2.31	$2.34

Investment Securities
The amortized cost, gross unrealized gains and losses and fair values for investment securities classified as available for sale on held to maturity at June 30 are as follows (Dollar Amounts in Thousands):

	2008
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value

Available for sale:
FHLB of Pittsburgh stock	$14,713	$—	$—	$14,713
Equity securities — other	20,132	12	4,952	15,192

Total equity investments available for sale	34,845	12	4,952	29,905

Held to maturity:
U.S. Government and agency obligations due:
Within 1 year	—	—	—	—
Within 5 years	29,998	423	19	30,402
Within 10 years	5,850	0	110	5,740
After 10 years	35,563	2	376	35,189

Total U.S. Government and agency obligations	71,411	425	505	71,331

Municipal obligations:
Within 1 year	301	3	—	304
Within 5 years	2,005	24	—	2,029
Within 10 years	1,443	27	—	1,470
After 10 years	301	1	—	302

Total municipal obligations	4,050	55	—	4,105

Corporate debt (including trust preferred securities):
Within 1 year	14,834	7	213	14,628
Within 5 years	29,390	14	642	28,762
Within 10 years	—	—	—	—
After 10 years	94,937	230	23,065	72,102

Total corporate debt (including trust preferred securities)	139,161	251	23,920	115,492

Total U.S. Government and agency obligations, municipal obligations and corporate debt	214,622	731	24,425	190,928

Mortgage-backed securities:
FHLMC	4,792	69	6	4,855
FNMA	10,245	65	6	10,304
GNMA	1,351	3	24	1,330
SBA	8	—	—	8
Collateralized mortgage obligations (“CMOs”)	182,010	389	5,971	176,428

Total mortgage-backed securities	198,406	526	6,007	192,925

Total investments classified as held to maturity	413,028	1,257	30,432	383,853

Total investment portfolio	$447,873	$1,269	$35,384	$413,758

     Parkvale’s corporate debt securities maturing after 10 years in the preceding table consist solely of investments in trust preferred securities. These securities represent investments in 20 different trust preferred pooled offerings with an aggregate book value of $85.2 million, of which $83.6 million had floating rates based on LIBOR at June 30, 2008. No single company represents more than 5% of any individual pooled offering. However, certain companies are in more than one pool and we are closely monitoring these situations. In addition to the pooled offerings, Parkvale had investments in trust preferred securities issued by six different banks with an aggregate book value of $9.8 million, of which $6.1 million had floating interest rates at June 30, 2008. All of these investments are held to maturity.
     During the June 2008 quarter, interest payments for three of the pooled offerings were deferred, with these three pooled offerings having an aggregate carrying value of $13.0 million and with the deferred payments aggregating $300,000. The deferred payments were not included in interest income. All of the pooled trust preferred investments have an investment grade rating with an average rating of A, except that one pooled offering of $5.0 million, which deferred the interest payment, was recently downgraded to BB. Based on a cash flow analysis and the current investment ratings of the securities, and because Parkvale has the ability and intent to hold the investments until a recovery of fair value, which may be maturity, Parkvale does not consider these assets to be other-than-temporarily impaired at June 30, 2008. However, continued interest deferrals or price declines could result in a writedown of one or more of the trust preferred investments.
     Parkvale is closely monitoring investments in trust preferred securities in light of recent price volatility in the market place. Due to dislocations in the credit markets broadly, and the lack of both trading and new issuance in pooled trust preferred securities, Parkvale believes the market price indications generally reflect the lack of liquidity in the market rather than credit concerns. Prices on trust preferred securities were calculated using a spread model based on their current credit ratings.
Regulatory Capital
     Parkvale’s capital position remains strong. All regulatory capital ratios continue to exceed the amounts required by the Federal Deposit Insurance Corporation and the Pennsylvania Department of Banking to be considered a well capitalized institution. Parkvale Bank’s capital ratios at June 30, 2008 are as follows:

		Minimum
	Parkvale	Capital	Well Capitalized
	Bank	Requirement	Requirement
Tier 1 Core Capital	5.40%	4.00%	5.00%
Tier 1 risk-based capital	9.33%	4.00%	6.00%
Tier II risk-based capital	10.59%	8.00%	10.00%

Loans
Loans at June 30 are summarized as follows (Dollar amounts in Thousands):

	2008	2007	2006

Mortgage loans:
Residential:
1-4 Family	$828,516	$859,972	$833,262
Multifamily	29,737	32,474	28,911
Commercial	113,622	112,287	108,977
Other	17,497	18,321	20,834

	989,372	1,023,054	991,984
Consumer loans	176,948	173,506	182,506
Commercial business loans	43,643	45,184	49,875
Loans on savings accounts	6,147	5,162	5,721

Gross loans	1,216,110	1,246,906	1,230,086
Less:
Loans in process	236	98	142
Allowance for loan losses	15,249	14,189	14,907
Unamortized discount (premium) and deferred loan fees	(1,040)	(1,778)	(2,291)

	$1,201,665	$1,234,397	$1,217,328

The following summary sets forth the activity in the allowance for loan losses for the years ended June 30:

	2008	2007	2006

Beginning balance	$14,189	$14,907	$15,188
Provision for loan losses	2,331	828	736
Loans recovered:
Commercial	18	13	8
Consumer	54	19	25
Mortgage	241	27	106

Total recoveries	313	59	139

Loans charged off:
Commercial	(372)	(842)	(178)
Consumer	(453)	(287)	(755)
Mortgage	(759)	(476)	(223)

Total charge-offs	(1,584)	(1,605)	(1,156)

Net recoveries (charge-offs)	(1,271)	(1,546)	(1,017)

Ending balance	$15,249	$14,189	$14,907

The following table sets forth the allowance for loan loss allocation for the years ended June 30:

	2008	2007	2006

Residential mortgages	$3,893	$2,747	$2,887
Commercial mortgages	4,739	3,964	3,802
Consumer loans	3,797	4,580	4,824
Commercial loans	2,820	2,898	3,394

Total allowance for loan losses	$15,249	$14,189	$14,907

The loan portfolio is reviewed on a periodic basis to ensure Parkvale’s allowance for loan losses is adequate to absorb potential losses due to inherent risk in the loan portfolio.